AMENDMENT SEVEN
                                   to the
                                VAR AGREEMENT
                                   between
                  SYSTEMS & COMPUTER TECHNOLOGYCORPORATION
                                     and
                             ORACLE CORPORATION

This document ("Amendment Seven") shall serve to amend the VAR Agreement and any amendments thereto between Systems & Computer Technology Corporation (the "VAR") and Oracle Corporation ("Oracle") dated September 1, 1991 (the "Agreement").

The Agreement is hereby amended as follows:

     In Section 2.3.A.1 of the Agreement, add the word "Antigua" to the end of such Section.

Other than the addition of the foregoing, the Agreement remains unchanged and in full force and effect.

The Effective Date of this Amendment Seven is ______________________, 1994.



SYSTEMS & COMPUTER
TECHNOLOGY CORP.                    ORACLE CORPORATION

By:    /s/ Frank C. Tait            By:
       -------------------------          ----------------------------

Name:  Frank C. Tait                Name:
       -------------------------          ----------------------------

Title: Vice President, Marketing    Title:
       -------------------------          ----------------------------